UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 21, 2009
LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
Building 2A, 1227 South Patrick Drive, Satellite Beach, Florida 32937
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (321) 779-5520
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As previously disclosed, on July 25, 2008, Lighting Science Group Corporation, a Delaware corporation (the “Company”), entered into that certain Loan Authorization Agreement (the “Loan Agreement”) and Demand Note (the “Note”) with the Bank of Montreal (“BMO”), whereby BMO established a $20 million revolving line of credit for the Company. On July 24, 2009, the Company entered into that certain First Amendment to Bank of Montreal Loan Authorization Agreement and Demand Note (the “First Amendment”) and that certain Allonge to Demand Note (the “Allonge”) with BMO. The First Amendment and Allonge extended the maturity date of the Loan Agreement from July 25, 2009 to August 24, 2009 in the event that BMO did not make prior written demand. In addition, Pegasus Partners IV, L.P. (“Pegasus IV”) executed a Guarantor’s Acknowledgement and Consent attached to the First Amendment whereby Pegasus IV agreed to extend its guaranty of the Company’s obligations pursuant to the Loan Agreement in connection with the First Amendment.
     On August 24, 2009, the Company and BMO entered into that certain Second Amendment to Bank of Montreal Loan Authorization Agreement and Demand Note (the “Second Amendment”) and that certain Second Allonge to Demand Note (the “Second Allonge”). The Second Amendment and Second Allonge extend the maturity date of the Loan Agreement from July 25, 2009 to August 24, 2010 in the event that BMO does not make prior written demand. On the same date and in connection with the Second Amendment and Allonge, Pegasus IV executed a Guarantor’s Acknowledgement and Consent (the “Guaranty Consent”) whereby Pegasus IV agreed to extend its guaranty of the Company’s obligations pursuant to the Loan Agreement.
     As previously disclosed, the Loan Agreement is guaranteed by Pegasus IV in accordance with that certain Guaranty Agreement dated as of July 25, 2008 (the “Guaranty”), as extended by the Guaranty Consent. On August 24, 2009, the Company and Pegasus IV entered into that certain Guaranty Extension Agreement (the “Guaranty Extension”), whereby Pegasus IV agreed to extend its guaranty of the Loan Agreement through August 24, 2010 (the “Maturity Date”). As consideration for the Guaranty Extension, the Company agreed to pay Pegasus IV a fee (the “Fee”), payable upon the earliest to occur of (a) the Maturity Date, (b) the date of termination of the Loan Agreement or the Guaranty and (c) a change of control of the Company (each of (a), (b) and (c), a “Fee Payment Date”). If the Fee Payment Date is the Maturity Date or the date of termination of the Loan Agreement or the Guaranty, the Company must pay a Fee (the “Average Daily Balance Fee”) equal to (i) 15% of the Company’s average daily loan balance with BMO, multiplied by (ii) the quotient obtained by dividing the number of days from the date of the Guaranty Extension to the Fee Payment Date by 365 days (the “Usage Percentage”). If the Fee Payment Date is the date of a change of control of the Company, the Company must pay a Fee equal to the greater of (1) Average Daily Balance Fee and (2) 1.0% of the total transaction consideration received by the Company upon such change of control, multiplied by the Usage Percentage. As of August 10, 2009, Pegasus IV beneficially owned approximately 82.3% of the common stock, par value $0.001 per share, of the Company (the “Common Stock”).
     Copies of the Second Amendment, Second Allonge and Guaranty Extension are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this current report on Form 8-K and are incorporated herein by reference. You are encouraged to read the Second Amendment, Second Allonge and Guaranty Extension for a more complete understanding of their terms. The foregoing description of the Second Amendment, Second Allonge and Guaranty Extension is qualified in its entirety by reference to the full text of the Second Amendment, Second Allonge and Guaranty Extension.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 21, 2009, the board of directors (the “Board”) of the Company approved an amendment (the “Plan Amendment”) to the Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan (the “Plan”) that (i) increases the total number of shares of Common Stock available for issuance under the Plan from 5,000,000 shares to 20,000,000 shares, all of which may be granted as incentive stock options, and (ii) provides that individuals may receive awards relating to a maximum of 2,500,000 shares of Common Stock per fiscal year, instead of a maximum of 500,000 shares as provided in the Plan. All other terms of the Plan remain substantially unchanged. The Board intends to submit the Plan Amendment to the Company’s stockholders no later than the next annual meeting of stockholders.
     On August 21, 2009, pursuant to the Plan as amended by the Plan Amendment, the Board granted incentive stock options and nonqualified stock options to purchase an aggregate of 5,700,000 shares of Common Stock. The Board granted to Kathryn L. Reynolds, the Company’s chief financial officer, an incentive stock option to purchase 200,000 shares of Common Stock and granted to each of Zachary S. Gibler, the Company’s chief executive officer, Khaled Haram, the Company’s president and chief operating officer, and Fredric S. Maxik, the Company’s chief scientific officer, an incentive stock option to purchase 800,000 shares of Common Stock. The Board also granted to Mr. Gibler a nonqualified stock option to purchase 1,700,000 shares of Common Stock and granted to each of Mr. Haram and Mr. Maxik a nonqualified stock option to purchase 700,000 shares of Common Stock. Each of the incentive stock options and nonqualified stock options has an exercise price of $1.00 per share, a term of ten years and will vest in four equal installments commencing on the first anniversary of the grant date.
     Copies of the Plan Amendment, the Form of Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan Nonqualified Stock Option Agreement (the “Form of Nonqualified Stock Option Agreement “) and Form of Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Incentive Stock Option Agreement (the “Form of Incentive Stock Option Agreement”) are filed as Exhibits 10.4, 10.5 and 10.6, respectively, to this current report on Form 8-K and are incorporated herein by reference.
     You are encouraged to read the Plan Amendment, the Form of Nonqualified Stock Option Agreement and the Form of Incentive Stock Option Agreement for a more complete understanding of their terms. The foregoing description of the Plan Amendment, the Form of Nonqualified Stock Option Agreement and the Form of Incentive Stock Option Agreement is qualified in its entirety by reference to the full text of the Plan Amendment, the Form of Nonqualified Stock Option Agreement and the Form of Incentive Stock Option Agreement.
Item 9.01 Financial Statements and Exhibits.

Number	Description of Exhibit
10.1	Second Amendment to Bank of Montreal Loan Authorization Agreement and Demand Note, dated as of August 24, 2009, by and between Lighting Science Group Corporation and Bank of Montreal

10.2	Second Allonge to Demand Note, dated as of August 24, 2009, by and between Lighting Science Group Corporation and Bank of Montreal

10.3	Guaranty Extension Agreement, dated as of August 24, 2009, by and between Lighting Science Group Corporation and Pegasus Partners IV, L.P.

10.4	Amendment to the Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan

10.5	Form of Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan Nonqualified Stock Option Agreement

10.6	Form of Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Incentive Stock Option Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION
Date: August 26, 2009	By:	/s/ Stephen Hamilton
		Name:	Stephen Hamilton
		Title:	Vice President — Finance

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Second Amendment to Bank of Montreal Loan Authorization Agreement and Demand Note, dated as of August 24, 2009, by and between Lighting Science Group Corporation and Bank of Montreal

10.2	Second Allonge to Demand Note, dated as of August 24, 2009, by and between Lighting Science Group Corporation and Bank of Montreal

10.3	Guaranty Extension Agreement, dated as of August 24, 2009, by and between Lighting Science Group Corporation and Pegasus Partners IV, L.P.

10.4	Amendment to the Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan

10.5	Form of Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Plan Nonqualified Stock Option Agreement

10.6	Form of Lighting Science Group Corporation Amended and Restated Equity-Based Compensation Incentive Stock Option Agreement